Exhibit 10.1.1

CONSENT AND FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

THIS CONSENT AND FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment"), with an effective date of November 8, 2013, is by and among the Lenders party hereto, WELLS FARGO CAPITAL FINANCE, LLC, a Delaware limited liability company, as the agent for the Lenders (in such capacity, "Agent"), MDC PARTNERS INC., a Canadian corporation ("Parent"), Maxxcom Inc., a Delaware corporation ("Borrower"), and each of the Subsidiaries of Parent identified on the signature pages hereof (together with Parent and Borrower, the "Loan Parties").

WHEREAS, Parent, Borrower, the other Loan Parties, Agent, and Lenders are parties to that certain Amended and Restated Credit Agreement dated as of March 20, 2013 (as amended, modified or supplemented from time to time, the "Credit Agreement");

WHEREAS, Borrower has advised Agent and Lenders that Parent desires to settle in cash all of the outstanding Stock Appreciation Rights (the "SARs") issued pursuant to the Parent's Stock Appreciation Rights Plan adopted as of January 1, 2003, as amended, for an aggregate settlement price in an amount not to exceed $80,000,000 (the "SAR Redemption"), and

WHEREAS, Borrower, Agent and the Lenders have agreed to amend and modify the Credit Agreement as provided herein, subject to the terms and provisions hereof.

NOW THEREFORE, in consideration of the premises and mutual agreements herein contained, the parties hereto agree as follows:

1.             Defined Terms. Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to such terms in the Credit Agreement.

2.             Consent. Subject to the satisfaction of the conditions set forth in Section 5 below and in reliance upon the representations and warranties of the Loan Parties set forth in Section 6 below, Agent and Lenders hereby consent to (a) the SAR Redemption and (b) the payment by the Loan Parties of dividends to Parent up to an aggregate amount necessary to permit Parent to consummate the SAR Redemption (the "SAR Dividend") so long as, in each case, (i) at the time of making each of the SAR Redemption and the SAR Dividend, no Default or Event of Default exists or would arise therefrom, (ii) Excess Availability, after giving effect to each of the SAR Redemption and the SAR Dividend, exceeds the Applicable Excess Availability Amount, (iii) Availability, after giving effect to each of the SAR Redemption and the SAR Dividend, exceeds the Applicable Availability Amount and (iv) each of the SAR Redemption and the SAR Dividend are made on or before the date that is 30 Business Days following February 12, 2014. This is a limited consent and shall not demonstrate a course of dealing or be deemed to constitute a consent to any other departure from the requirements of any provision of the Credit Agreement.

3.             Amendments to Credit Agreement. Subject to the satisfaction of the conditions set forth in Section 5 below and in reliance upon the representations and warranties of the Loan Parties set forth in Section 6 below, the Credit Agreement is hereby amended as follows:

(a)          Section 6.9(g) of the Credit Agreement is hereby amended and restated in its entirety as follows:

(g) so long as (i) no Default or Event of Default exists or would otherwise arise as a result thereof, (ii) Excess Availability, after giving effect thereto, exceeds the Applicable Excess Availability Amount and (iii) Availability, after giving effect thereto, exceeds the Applicable Availability Amount (such conditions, collectively, the "Restricted Junior Payment Basket Conditions"), Parent and its Subsidiaries may make Restricted Junior Payments in any fiscal year ending on or after December 31, 2013, not otherwise permitted pursuant to clauses (a) through (f) above, (1) during the fiscal year ending December 31, 2013, up to an aggregate amount not to exceed, during such fiscal year, an amount equal to (I) 75% of Excess Cash Flow for the period commencing January 1, 2012 and ending December 31, 2012, less (II) the sum of (x) the aggregate amount of Restricted Junior Payments made pursuant to clause (f) of this Section 6.9 in the fiscal year ending December 31, 2013 and (y) the aggregate amount of Investments made pursuant to clause (t) of the definition of "Permitted Investments" in the fiscal year ending December 31, 2013 and (2) on any date after December 31, 2013, up to an aggregate amount not to exceed an amount equal to (I) 75% of Excess Cash Flow for the period commencing January 1, 2012 and ending on the last day of the then most recently ended fiscal quarter less (II) the sum of (x) the aggregate amount of Restricted Junior Payments made pursuant to this clause (g) and clause (f) of this Section 6.9 during the period commencing on January 1, 2013 and ending on such date and (y) the aggregate amount of Investments made pursuant to clause (t) of the definition of "Permitted Investments" during the period commencing January 1, 2013 and ending on such date.

(b)          The definition of "Excess Cash Flow" Set forth in Schedule 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

"Excess Cash Flow" means, for any fiscal period and with respect to Parent and its Subsidiaries determined on a consolidated basis, (a) EBITDA for such fiscal period, minus (b) the sum of (i) the cash portion of Interest Expense paid during such fiscal period, (ii) the cash portion of portion of Taxes paid during such fiscal period, (iii) Capital Expenditures made during such fiscal period (excluding amounts related to Capital Leases), and (iv) all principal payments of Indebtedness made during such fiscal period (including payments related to Capital Leases).

(c)          The definition of "Permitted Investments" set forth in Schedule 1.1 of the Credit Agreement is hereby amended (i) to delete the "and" appearing at the end of clause (r) and replace it with ",", (ii) to delete the "." appearing at the end of clause (s) and replace it with ", and" and (iii) to add the following clause (t) following clause (s):

(t) so long as the Restricted Junior Payment Basket Conditions are satisfied, any Investments made (i) during the fiscal year ending December 31, 2013, up to an amount not to exceed, during such fiscal year, an amount equal to (I) 75% of Excess Cash Flow for the period commencing January 1, 2012 and ending December 31, 2012, less (II) the sum of the aggregate amount of Restricted Junior Payments made pursuant to clauses (f) or (g) of Section 6.9 in the fiscal year ending December 31, 2013 and (ii) on any date after December 31, 2013, up to an aggregate amount not to exceed an amount equal to (I) 75% of Excess Cash Flow for the period commencing January 1, 2012 and ending on the last day of the then most recently ended fiscal quarter less (II) the sum of the aggregate amount of Restricted Junior Payments made pursuant to clauses (f) or (g) of Section 6.9 and Investments made pursuant to this clause (t) during the period commencing January 1, 2013 and ending on such date.

(d)          Section 5.12 of the Credit Agreement shall be amended to add the following proviso at the end of the first sentence thereof:

"; provided, further, that in connection with any Real Property, Borrower will deliver such documents as are reasonably requested by any Lender in connection with compliance with the National Flood Insurance Reform Act of 1994 and related legislation and regulations."

4.             Ratification; Other Acknowledgments. This Amendment, subject to satisfaction of the conditions provided below, shall constitute an amendment to the Credit Agreement and all of the other Loan Documents as appropriate to express the agreements contained herein. The Credit Agreement (other than as amended by this Amendment) and the other Loan Documents shall remain unchanged and in full force and effect in accordance with their original terms.

5.             Conditions to Effectiveness. This Amendment shall become effective as of the date hereof and upon the satisfaction of the following conditions precedent:

(a)          Agent shall have received a fully executed copy of this Amendment; and

(b)          No Default or Event of Default shall have occurred and be continuing on the date hereof or as of the date of the effectiveness of this Amendment.

6.             Representations and Warranties. In order to induce Agent and Lenders to enter into this Amendment, each Loan Party hereby represents and warrants to Agent and Lenders, after giving effect to this Amendment:

(a)          All representations and warranties contained in the Credit Agreement (as amended by this Amendment) and the other Loan Documents are true and correct on and as of the date of this Amendment, in each case as if then made, other than representations and warranties that expressly relate solely to an earlier date (in which case such representations and warranties were true and correct on and as of such earlier date);

(b)          No Default or Event of Default has occurred and is continuing; and

(c)          the execution, delivery and performance of this Amendment has been duly authorized by all requisite corporate action on the part of such Loan Party.

7.             Miscellaneous.

(a)          Expenses. Borrower agrees to pay on demand all costs and expenses of Agent (including the reasonable fees and expenses of outside counsel for Agent) in connection with the preparation, negotiation, execution, delivery and administration of this Amendment and all other instruments or documents provided for herein or delivered or to be delivered hereunder or in connection herewith. All obligations provided herein shall survive any termination of this Amendment and the Credit Agreement as amended hereby.

(b)          Governing Law. This Amendment shall be a contract made under and governed by the internal laws of the State of New York.

(c)          Counterparts. This Amendment may be executed in any number of counterparts, and by the parties hereto on the same or separate counterparts, and each such counterpart, when executed and delivered, shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment. Receipt by telecopy or electronic mail of any executed signature page to this Amendment shall constitute effective delivery of such signature page.

(d)          References. Any references in the Credit Agreement to "this Agreement", and any references to the Credit Agreement contained in any document, instrument or agreement executed in connection with the Credit Agreement shall be deemed to be a reference to the Credit Agreement as modified by this Amendment.

(e)          Loan Document. This Amendment shall constitute a "Loan Document" as defined in the Credit Agreement.

(f)          No Waiver of Rights. Except as expressly set forth herein, the terms and provisions set forth in this Amendment shall not be deemed to be a consent to the modification or waiver of any other term or condition of the Credit Agreement, and shall not be deemed to waive or modify any rights of Agent or the Lenders.

8.             Release.

(a)          In consideration of the agreements of Agent and Lenders contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each Loan Party, on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges Agent and Lenders, and their successors and assigns, and their present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (Agent, each Lender and all such other Persons being hereinafter referred to collectively as the "Releasees" and individually as a "Releasee"), of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of set-off, demands and liabilities whatsoever (individually, a "Claim" and collectively, "Claims") of every name and nature, known or unknown, suspected or unsuspected, both at law and in equity, which such Loan Party or any of its respective successors, assigns, or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to the day and date of this Amendment, including, without limitation, for or on account of, or in relation to, or in any way in connection with any of the Credit Agreement, or any of the other Loan Documents or transactions thereunder or related thereto.

(b)          Each Loan Party understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.

(c)          Each Loan Party agrees that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered shall affect in any manner the final, absolute and unconditional nature of the release set forth above.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered as of the date first above written.

MDC PARTNERS INC., a federal company
organized under the laws of Canada

By:
Name:
Title:	Authorized Signatory

By:
Name:
Title:	Authorized Signatory

MAXXCOM INC.,
a Delaware corporation

By:
Name:
Title:	Authorized Signatory

By:
Name:
Title:	Authorized Signatory

Signature Pages to Consent and First Amendment to Amended and Restated Credit Agreement

6 DEGREES INTEGRATED COMMUNICATIONS CORP

72ANDSUNNY PARTNERS, LLC

ACCENT MARKETING SERVICES, L.L.C.

ACCUMARK PARTNERS INC. (formerly known as 6 Degrees Integrated Communications Inc.)

ALLISON & PARTNERS LLC

ANOMALY PARTNERS LLC

ANOMALY INC.

ATTENTION PARTNERS LLC

BOOM MARKETING INC.

BRUCE MAU DESIGN INC.

BRUCE MAU DESIGN (USA) LLC

BRUCE MAU HOLDINGS LTD.

BRYAN MILLS IRADESSO CORP.

CAPITAL C PARTNERS GP INC.

CAPITAL C PARTNERS LP
By: Capital C Partners GP Inc.
     Its general partner

COLLE & MCVOY LLC

COMPUTER COMPOSITION OF CANADA LP

By: MDC Canada GP Inc.
      Its general partner

CONCENTRIC PARTNERS LLC

CRISPIN PORTER & BOGUSKY EUROPE AB

CRISPIN PORTER & BOGUSKY LLC

DONER PARTNERS LLC

DOTGLU LLC

Signature Pages to Consent and First Amendment to Amended and Restated Credit Agreement

HELLO DESIGN, LLC

HL GROUP PARTNERS LLC

INTEGRATED MEDIA SOLUTIONS PARTNERS LLC

KBP HOLDINGS LLC

KBS+P ATLANTA LLC (formerly known as Fletcher Martin LLC)

KBS+P CANADA LP KBS+P CANADA SEC

By: MDC Canada GP Inc.
  Its general partner

KENNA COMMUNICATIONS GP INC.

KENNA COMMUNICATIONS LP

By: Kenna Communications GP Inc.
      Its general partner

KIRSHENBAUM BOND SENECAL & PARTNERS LLC (formerly known as Kirshenbaum Bond & Partners LLC)

KIRSHENBAUM BOND & PARTNERS WEST LLC

KWITTKEN PR LLC

LAIRD + PARTNERS NEW YORK LLC

LBN PARTNERS LLC

MAXXCOM GLOBAL MEDIA LLC

MAXXCOM INC.

MAXXCOM (USA) FINANCE COMPANY

MAXXCOM (USA) HOLDINGS INC.

MDC ACQUISITION INC.

MDC CANADA GP INC.

MDC CORPORATE (US) INC.

Signature Pages to Consent and First Amendment to Amended and Restated Credit Agreement

MDC INNOVATION PARTNERS LLC (d/b/a Spies & Assassins)

MDC TRAVEL, INC.

MONO ADVERTISING, LLC

NEW TEAM LLC

NORTHSTAR MANAGEMENT HOLDCO INC.

NORTHSTAR RESEARCH GP LLC

NORTHSTAR RESEARCH HOLDINGS CANADA INC.

NORTHSTAR RESEARCH HOLDINGS USA LP

NORTHSTAR RESEARCH PARTNERS INC.

NORTHSTAR RESEARCH PARTNERS (USA) LLC

OUTERACTIVE, LLC

PULSE MARKETING, LLC

REDSCOUT LLC

RELEVENT PARTNERS LLC

RJ PALMER PARTNERS LLC

SKINNY NYC LLC

SLOANE & COMPANY LLC

SOURCE MARKETING LLC

STUDIO PICA INC.

TARGETCAST LLC

TARGETCOM LLC

TC ACQUISITION INC.

THE ARSENAL LLC (formerly known as Team Holdings LLC)

TRACK 21 LLC

Signature Pages to Consent and First Amendment to Amended and Restated Credit Agreement

TRADE X PARTNERS LLC

UNION ADVERTISING CANADA LP

By: MDC Canada GP Inc.
      Its general partner

VARICK MEDIA MANAGEMENT LLC

VERITAS COMMUNICATIONS INC.

VITRO PARTNERS LLC

VITROROBERTSON LLC

X CONNECTIONS INC.

YAMAMOTO MOSS MACKENZIE, INC.

ZYMAN GROUP, LLC

By:
Name:
Title:	Authorized Signatory

By:
Name:
Title:	Authorized Signatory

Signature Pages to Consent and First Amendment to Amended and Restated Credit Agreement

WELLS FARGO CAPITAL FINANCE, LLC, formerly known as Wells Fargo Foothill, LLC, as Agent and as a Lender

By:
Name:
Title:

JPMorgan Chase Bank, N.A., as a Lender

By:
Name:
Title:

Bank of Montreal, as a Lender

By:
Name:
Title:

Goldman Sachs Lending Partners LLC, as a Lender

By:
Name:
Title:

Signature Pages to Consent and First Amendment to Amended and Restated Credit Agreement